SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report - June 30, 1997

                      SUN BANCORP, INC.
     (Exact name of registrant as specified in its charter)



        Pennsylvania                    000-14745
   ---------------------              ---------------
State or other jurisdiction          (Commission File
     of incorporation)                    Number)


                         23-2233584
                        ------------
             (IRS Employer Identification Number)


2-16 South Market Street                     17870
Post Office Box 57                         ---------
Selinsgrove, Pennsylvania                  (Zip Code)
--------------------------
(Address of principal
 executive offices)


Registrant's telephone number including area code: (717) 374-1131
                                                  ---------------

                              N/A
         ------------------------------------------
 (Former name or former address, if changed since last report)



           Page 1 of 79 Sequentially Numbered Pages
             Index to Exhibits Found on Page 6

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Sun Bancorp, Inc. ("Sun" or the "Registrant") completed the acquisition of Bucktail Bank and Trust Company, a Pennsylvania chartered bank and trust company, ("Bucktail") from F.N.B. Corporation ("FNB"), Bucktail's parent multi bank holding company, (the "Acquisition") and the merger of Bucktail with, into and under the charter of Sun Bank, a wholly-owned subsidiary of the Registrant and a Pennsylvania chartered bank and trust company, (the "Merger"), effective at 4:59 p.m., June 30, 1997. The Acquisition and the Merger are collectively referred to herein as the "Transaction." The transaction was effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization, dated November 6, 1996, among the Registrant, Sun Bank, FNB and Bucktail (the "Agreement"). The Agreement is attached hereto as Exhibit 2. All capitalized terms used herein and not defined herein have the meanings ascribed to them in the Agreement.

         Under the terms of the Agreement, Sun issued 565,384 shares of its common stock, par value $1.25 per share (the "Sun Common Stock") for all of the issued and outstanding shares of Bucktail, pursuant to a Private Placement Memorandum. Simultaneously therewith, Bucktail merged with, into and under the charter of Sun Bank.

         The addition of Bucktail's approximately $118 million in assets, increases, on a proforma basis, Sun's total assets, deposits and shareholders equity to approximately $495.9 million, $311.9 million and $58.4 million, respectively. With the addition of Bucktail's main office in Emporium, Pennsylvania, and six (6) branch offices in the Emporium, Pennsylvania market area and the Williamsport, Pennsylvania market area, Sun now has thirteen (13) banking offices in Cameron, Elk, Lycoming, Northumberland, Snyder and Union counties, Pennsylvania. Sun Bank trades and does business under the names, Snyder County Trust Company, incorporated as Sun Bank, and The Watsontown Bank, incorporated as Sun Bank. Sun Bank will operate Bucktail's Emporium and Johnsontown branches under the name "Bucktail Bank and Trust Company," and Bucktail's Williamsport, Pennsylvania offices under the name "Central Pennsylvania Bank."

         The transaction was structured to qualify as a tax free reorganization under the Internal Revenue Code of 1986, as amended, and will be treated as a purchase for financial reporting purposes.

         Pursuant to the Agreement, Sun and FNB entered into a Stock Investment Agreement, dated November 6, 1996 (the "Stock Investment Agreement"). The Stock Investment Agreement sets forth certain restrictions and limitations with respect to, and governs all rights of FNB to acquire, hold or transfer, shares of Sun Common Stock. The Stock Investment Agreement survives the Acquisition and the Merger. The Stock Investment Agreement does not grant FNB any preemptive or other right to purchase or receive authorized but unissued shares of Sun Common Stock. In the event that Sun issues any shares of Sun Common Stock for any reason, there is no obligation on the part of Sun to issue authorized, but unissued shares of Sun Common Stock to FNB in order for FNB to maintain its percentage ownership interest in Sun. In the event that Sun issues shares of Sun Common Stock such that the issuance increases the number of outstanding shares of Sun Common Stock by more than one percent, Sun must give concurrent written notice to FNB of such issuance of stock.

         The Stock Investment Agreement prohibits FNB, for a period of five years following the Effective Date, from acquiring or gaining beneficial ownership of shares of Sun Common Stock or other capital stock of Sun if the result of such acquisition would be to cause FNB to be the beneficial owner of more than 20 percent of the shares of Sun Common Stock or other capital stock of Sun then outstanding. Further, FNB is prohibited from transferring, selling or exchanging shares of Sun Common Stock beneficially owned by FNB for a period of two years after the Effective Date. Subject to the notice provisions of the Stock Investment Agreement, from a period commencing two years after the Effective Date and ending four years after the Effective Date, FNB may only transfer, sell or exchange during each calendar quarter Sun Common Stock beneficially owned by FNB in an aggregate amount no greater than one-half of one percent of the shares of Sun Common Stock then outstanding. Subject to the notice provisions of the Stock Investment Agreement, from a period commencing four years after the Effective Date and ending six years after the Effective Date, FNB may only transfer, sell or exchange during each calendar quarter Sun Common Stock beneficially owned by FNB in an aggregate amount no greater than one percent of the shares of Sun Common Stock then outstanding.

         FNB has agreed, pursuant to the Stock Investment Agreement, to promptly give Sun written notice if at any time:
(i) FNB desires or intends to transfer, sell, or exchange Sun Common Stock, or enters into any contract or arrangement to do so; (ii) FNB enters into an agreement to merge, consolidate, or sell or transfer all or substantially all of the assets of FNB, where FNB is not the surviving entity or institution; (iii) FNB becomes or is about to become insolvent, bankrupt under the federal bankruptcy laws, in receivership under the laws of any jurisdiction, or the subject or cause of any assignment for the benefit of creditors; or (iv) any Sun Common Stock owned or held by FNB is or is about to be exchanged or transferred by operation of law, or by reason of or pursuant to any judgment, decree, order of any court (other than one enforcing the provisions of the Stock Investment Agreement). Such written notice must contain the identification of the proposed transferee, the amount of Sun Common Stock transferred, sold or exchanged or to be transferred, sold or exchanged or, if applicable, that the shares of Sun Common Stock are intended to be offered or distributed in an open market transaction. The Stock Investment Agreement also grants Sun the right of first refusal, but not the obligation to purchase, any or all of FNB's Sun Common Stock in the event that FNB elects to dispose of such stock as provided in accordance with the Stock Investment Agreement.

         Under the terms of the Stock Investment Agreement, FNB has certain registration rights with respect to the shares of Sun Common Stock received in the Transaction. In addition, Sun proposes to file a Registration Statement on Form S-3, registering the resale of the 565,384 shares of Sun Common Stock, received by FNB in the Transaction.

         The description of the transaction set forth herein is qualified in its entirety by reference to the Agreement, the Agreement and Plan of Merger, dated as of November 6, 1996, between Sun Bank and Bucktail and the Stock Investment Agreement, which Agreement and Plan of Merger and Stock Investment Agreement are attached as Exhibits A and B respectively, to the Agreement, attached hereto as Exhibit 2.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


Item 7.  Financial Statements and Exhibits.

         (a) The financial statements required hereunder are set forth at Exhibit 99.2.

         (b) The Registrant will file the pro forma financial information required hereunder, by Amendment hereto, at Exhibit 99.3, not later than Monday, September 15, 1997.

         (c)  Exhibits:

              2  Agreement and Plan of Reorganization dated
                 November 6, 1996, among Registrant, Sun Bank,
                 F.N.B. Corporation and Bucktail Bank and Trust
                 Company.

           23.1  Consent of Parente, Randolph, Orlando, Carey &
                 Associates, Independent Accountants.*

           23.2  Consent of Ernst & Young LLP, Independent
                 Auditors.

           99.1  Press Release, of Registrant, dated July 1,
                 1997, re: Acquisition of Bucktail Bank and Trust
                 Company.

           99.2 Audited Financial Statements of Bucktail Bank and Trust Company, including Report of Independent Auditors for the year ended December
                 31, 1996.

           99.3  Pro forma financial information.*
_____________

* To Be Filed By Amendment

Item 8.  Change in Fiscal Year.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUN BANCORP, INC.
                              (Registrant)


Dated:   July 11, 1997     /s/ Fred W. Kelly,Jr.
                              ----------------------------
                              Fred W. Kelly, Jr., President and
                              Chief Executive Officer
                              (Principal Executive Officer)


                              /s/ Jeffrey E. Hoyt
                              -----------------------------
                              Jeffrey E. Hoyt, Secretary

                         EXHIBIT INDEX
                         -------------


                                                  Page Number
                                                  in Manually
Exhibit                                         Signed Original
-------                                         ----------------

  2    Agreement and Plan of Reorganization dated       8
       November 6, 1996, among Registrant, Sun Bank,
       F.N.B. Corporation and Bucktail Bank and
       Trust Company.

23.1   Consent of Parente, Randolph, Orlando,
       Carey & Associates, Independent Accountants.*

23.2   Consent of Ernst & Young LLP, Independent       58
       Auditors.

99.1   Press Release, dated July 1, 1997,              60
       of Registrant re:  Acquisition of Bucktail
       Bank and Trust Company.

99.2   Audited Financial Statements of Bucktail Bank   62
       and Trust Company, including Report of
       Independent Auditors, for the year ended
       December 31, 1996.

99.3   Pro forma financial information.*

_______________________________

*    To be filed by Amendment.